BANGOR HYDRO-ELECTRIC COMPANY
AMENDMENT NO. 1 TO PROXY STATEMENT FOR ANNUAL MEETING HELD
		     DECEMBER 19, 2001

The undersigned registrant hereby amends its Proxy Statement for its Annual Meeting of Shareholder held December 19, 2001. Pursuant to Regulation S-K,
Item 304(a)(3), the Company herewith provides a letter from PricewaterhouseCoopers, the Company's former independent accountant, provided in response to the disclosure of the change in accountants made by the Company in its Proxy Statement for its Annual Meeting of Shareholder held December 19, 2001. Such letter was received by the Company on February 19, 2002 but was dated as of December 18, 2001.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

					SIGNATURE


				      BANGOR HYDRO-ELECTRIC COMPANY
				      (Registrant)


Date:  February 21, 2002                        /s/ Andrew Landry
						Andrew Landry, Clerk


PricewaterhouseCoopers
____________________________________________________________________________
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						   PricewaterhouseCoopers LLP
						   One International Place
						   Boston  MA  02110
						   Telephone  (617) 478 5000
						   Facsimile    (617) 478 3900

December 18, 2001



Mr. Andrew Landry
General Counsel
Bangor Hydro-Electric Company
33 State Street
P.O. Box 932
Bangor, ME  04402-0932

Dear Mr. Landry:

This is to confirm that the client-auditor relationship between Bangor Hydro-Electric Company (Commission File Number 0-505) and PricewaterhouseCoopers LLP has ceased. In addition, we confirm to you that we have reviewed pages 10 and 11 of the Company's Proxy Statement for its annual meeting to be held on December 19, 2001, and agree with the statements made by the Company's management under the section "Independent Public Accountants".

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

	cc:     Chief Accountant
		SECPS Letter File, Mail Stop 11-3
		Securities and Exchange Commission
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